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Exhibit 23.1

Consent of Independent Registered Public Accounting Firm

          We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated August 20, 2009 and January 7, 2010, in Amendment No. 3 to the Registration Statement on Form S-11 (No. 333-161616) and related Prospectus of Brookfield Realty Capital Corp. dated January 8, 2010.

/s/ Ernst & Young LLP
New York, NY
January 7, 2010

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  Exhibit 23.1
Consent of Independent Registered Public Accounting Firm